      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 24, 1995

                                                       REGISTRATION NO. 33-55953
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                Amendment No. 2

                                       To

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                               ------------------
                         AVCO FINANCIAL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   Delaware                                         13-2530491
        (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)
              600 Anton Boulevard                                      92628
            Costa Mesa, California                                  (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        Registrant's telephone number, including area code: 714-553-1200
                               ------------------

            HERBERT F. SMITH, Esq.                         Copies of Communications to:
                General Counsel                                DAVID P. BICKS, Esq.
         AVCO FINANCIAL SERVICES, INC.                LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.
              600 Anton Boulevard                              125 West 55th Street
         Costa Mesa, California 92628                      New York, New York 10019-5389
    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ------------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.
                               ------------------

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/
                               ------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                            ------------------------

     Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus contained herein constitutes a combined Prospectus relating also to $247,205,000 unsold principal amount of Debt Securities and Warrants to purchase Debt Securities registered pursuant to Registration Statement No. 33-50547.

================================================================================

                PART II.  INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS



EXHIBIT
  NO.                                   DESCRIPTION OF INSTRUMENT
--------   -----------------------------------------------------------------------------------
 ++23      -- Consent of Ernst & Young, LLP.


---------------


++ Filed herewith.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF IRVINE, STATE OF CALIFORNIA, ON THE 24TH DAY OF MAY, 1995.

                                                        AVCO FINANCIAL SERVICES,
                                                                  INC.

                                          By       /s/ WARREN R. LYONS
                                             ...................................
                                            TITLE: PRESIDENT


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 24TH DAY OF MAY, 1995.


          SIGNATURE                          TITLE
------------------------------    ----------------------------

     /s/  WARREN R. LYONS         President and Director
 ............................       (Principal Executive
      (WARREN R. LYONS)             Officer)
              *                   Executive Vice President,
 ............................       Treasurer and Director
        (RONALD BUKOW)              (Principal Financial
                                    Officer)

              *                   Executive Vice President,
 ............................       Controller and Director
        (GARY L. FITE)              (Principal Accounting
                                    Officer)

              *                   Director
 ............................
       (L. B. CAMPBELL)

                                  Director
 ............................
     (GAYLORD E. FRANCIS)

                                  Director
 ............................
     (JAMES F. HARDYMON)

                                  Director
 ............................
     (WILLIAM J. PEARSON)

                                  Director
 ............................
      (MARK A. SCHIMBOR)

                                  Director
 ............................
   (EUGENE R. SCHUTT, JR.)

          SIGNATURE                          TITLE
------------------------------    ----------------------------
              *                   Director
 ............................
      (HERBERT F. SMITH)

              *                   Director
 ............................
       (JOHN C. SPENCE)

              *                   Director
 ............................
        (R. A. WATSON)

*By       /s/ HERBERT F. SMITH
   ...................................
 (HERBERT F. SMITH, ATTORNEY-IN-FACT)
              (DIRECTOR)

                               INDEX TO EXHIBITS


                                                                                     SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                                      EXHIBIT                                     PAGE
-------   --------------------------------------------------------------------------------------
 ++23     -- Consent of Ernst & Young LLP. ..........................................


------------


++ Filed herewith.